UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Ste. A209 Henderson, NV 89052
(Address of Principal Executive Offices) (Zip Code)

(877) 358-3444

Registrant’s telephone number, including area code

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Audit Report

United Health Products, Inc. is filing this Amendment No. 1 on Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2020 (the “Original Form 8-K”) to file the independent accountants letter as an exhibit in accordance with Item 402(c)(3) of Form 8-K .

The company provided its former auditor Haynie & Company with a copy of the disclosure in the Original Form 8-K, and pursuant to Item 4.02(c)(2) of Form 8-K requested that Haynie & Company furnish it with a letter addressed to the SEC stating whether it agrees with the statements contained in the Original Form 8-K. A copy of Haynie & Company’s letter to the SEC, dated March 31, 2020, is attached as Exhibit 16 to this Current Report on Form 8-K/A and is incorporated by reference.

The company reiterates the disclosure contained in the Original Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

ExhibitNumber	Description
16	Letter from Haynie & Company dated March 31, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on April 2, 2020.

United Health Products, Inc.

By:	/s/ Douglas Beplate
Douglas Beplate Principal Executive Officer

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